UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2021
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)
(801) 708-6800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 13, 2021, Health Catalyst, Inc. (the “Company”) completed an underwritten public offering of 4,245,283 shares of its common stock, $0.001 par value per share (the “Common Stock”), for net proceeds of approximately $213.1 million, after deducting the underwriting discounts and commissions and estimated expenses payable by the Company.
In connection with the issuance and sale of shares of the Common Stock, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated August 10, 2021, between the Company and J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement, the Company agreed not to, among other things, sell or transfer any shares of Common Stock or any securities convertible into or exercisable or exchangeable for the Common Stock for 60 days after August 10, 2021 without first obtaining the written consent of J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, subject to certain exceptions. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The offering was made pursuant to an effective shelf registration statement (File No. 333-258625), a base prospectus, dated August 9, 2021, included as part of the registration statement, and a prospectus supplement, dated August 10, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.
A copy of the opinion of Latham & Watkins LLP relating to the validity of the securities issued in the Offering is filed herewith as Exhibit 5.1.
Item 9.01. Financials Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of August 10, 2021, among Health Catalyst, Inc. and J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Catalyst, Inc.

Date: August 13, 2021	/s/ Bryan Hunt
Bryan Hunt
Chief Financial Officer